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                                                                    EXHIBIT 10.9



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                          FIRST SUPPLEMENTAL INDENTURE

                            DATED AS OF APRIL 8, 1999

                                      AMONG

                       THE ACKERLEY GROUP, INC., AS ISSUER

                           THE GUARANTORS NAMED HEREIN

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE

                                  $250,000,000

                9% SENIOR SUBORDINATED NOTES DUE JANUARY 15, 2009


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        FIRST SUPPLEMENTAL INDENTURE, dated as of April 8, 1999, by and between
The Ackerley Group, Inc., a Delaware corporation (the "COMPANY"), Ackerley Airport Advertising, Inc., a Washington corporation, Ackerley Communications of Massachusetts, Inc., a Washington corporation, AK Media Group, Inc., a Washington corporation, Central NY News, Inc., a Washington corporation, T.C. Aviation, Inc., an Oregon corporation, and KVOS TV Ltd., a British Columbia, Canada corporation (collectively, the "GUARANTORS"), and The Bank of New York, a New York banking corporation, as trustee (the "TRUSTEE").

                                    RECITALS

        The Company and the Trustee are parties to a certain Indenture dated as of December 14, 1998 (the "INDENTURE") relating to up to $250,000,000 aggregate principal amount of the Company's 9% Senior Subordinated Notes due 2009 (the "SECURITIES"); and

        Under the terms of the Indenture, the Guarantors, the Company and the Trustee are required under certain circumstances to execute and deliver a supplemental indenture pursuant to which each Guarantor becomes a guarantor of the Securities and which evidences such Guarantor's guarantee of the Securities, such guarantee to be a senior subordinated unsecured obligation of such Guarantor; and

        The Company, the Guarantors, and the Trustee now desire to enter into this First Supplemental Indenture, which adds to the Indenture a new article, entitled "Article 12. Guarantees of the Securities," and pursuant to which each Guarantor will become a guarantor of the Securities in accordance with the terms of the Indenture and the terms hereof.

        Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        NOW, THEREFORE, for and in consideration of the promises and covenants contained in the Indenture and other good and valuable consideration, it is covenanted and agreed, for the benefit of each other and for the equal and proportionate benefit of the Holders of the Securities issued under the Indenture, as follows:

                                   ARTICLE 12.

                          GUARANTEES OF THE SECURITIES

SECTION 12.01. GUARANTEES.

        Subject to the provisions of this Article 12, each Guarantor hereby jointly and severally unconditionally guarantees to each Holder of a Security authenticated and made available for delivery by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantors to the Holders or the Trustee

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hereunder, that: (a) the principal of and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other Obligations on the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Obligations on the Securities, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at final stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, for whatever reason, each Guarantor will be obligated to pay the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under the Guarantees, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company on the Securities.

        Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularly or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, an action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and the Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, the Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article 12, the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.02 for the purposes of the Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Section 6.02, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of the Guarantees.

        The Guarantees shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be



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effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        No stockholder, officer, director, employer or incorporator, past, present or future, of any Guarantor, as such, shall have any personal liability under the Guarantees by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

        The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantees.

        Each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that in no event shall any Guarantor's obligations under its Guarantee be subject to avoidance under any applicable fraudulent conveyance or similar law of any relevant jurisdiction. Therefore, in the event that the Guarantees would, but for this sentence, be subject to avoidance, then the liability of the Guarantors under the Guarantees shall be reduced to the extent necessary such that such Guarantees shall not be subject to avoidance under the applicable fraudulent conveyance or similar law. Subject to the preceding limitation on liability, the Guarantee of each Guarantor constitutes a guarantee of payment in full when due and not merely guarantee of collectibility.

SECTION 12.02. EXECUTION AND DELIVERY OF THE GUARANTEES.

        To further evidence the Guarantees set forth in Section 12.01, each Guarantor hereby agrees that a notation of such Guarantees, substantially in the form included in Exhibit F hereto, shall be endorsed on each Security authenticated and made available for delivery by the Trustee. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

        Each of the Guarantors hereby agrees that its Guarantee set forth in
Section 12.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

        If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.



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        The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 12.03. ADDITIONAL GUARANTORS.

        Any Person may become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

SECTION 12.04. LIMITATION OF GUARANTORS' LIABILITY.

        The obligations of each Guarantor are limited to the maximum amount as will after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any guarantees under the Credit Agreement) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 12.06, result in the obligations of such Guarantor under the Guarantees not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under the Guarantees shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

SECTION 12.05. GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

        (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor, as an entirety or substantially as an entirety, to the Company or another Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

        (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into a Person (provided such Person is a corporation, partnership or trust) other than the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to any such Person (whether or not an Affiliate of the Guarantor). Upon the sale or disposition of a Guarantor (or all or substantially all of its assets) to a Person which is not a Subsidiary of the Company, which is otherwise in compliance with this Indenture (including Section 4.16), such Guarantor shall be deemed



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released from all its obligations under this Indenture and its Guarantee and such Guarantee shall terminate; provided that any such termination shall occur only to the extent that all obligations of such Guarantor under the Credit Agreement, and all its guarantees of, and under all of its pledges of assets or other security interests which secure, Indebtedness of the Company shall also terminate upon such release, sale or transfer.

        (c) The Trustee shall, at the Company's expense, deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 12.05. Any Guarantor not so released remains liable for the full amount of principal and interest on the Securities as provided in this Article 12.

SECTION 12.06. CONTRIBUTION.

        In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter alia, that in the event any payment or distribution is made by any Guarantor (a "FUNDING GUARANTOR") under the Guarantees, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantees; provided that such Funding Guarantor's contribution right with respect to any such Guarantor shall be subordinated in right of payment to such Guarantor's Guarantor Senior Debt on the same basis as its Guarantee is subordinated to Guarantor Senior Debt pursuant to this Article 12.

SECTION 12.07. WAIVER OF SUBROGATION.

        Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantees and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation , the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall, subject to the provisions of this Article 12, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct or indirect benefits from the financing arrangements contemplated by this Indenture and that



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the waiver set forth in this Section 12.07 is knowingly made in contemplation of such benefits.

SECTION 12.08. GUARANTEE OBLIGATIONS SUBORDINATED TO GUARANTOR SENIOR DEBT.

        Each Guarantor covenants and agrees, and the Trustee and each Holder of the Securities, by its acceptance thereof, likewise covenants and agrees, that all Guarantees shall be issued subject to the provisions of this Article 12; and the Trustee and each Person holding any Guarantee, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Obligations on the Securities pursuant to the Guarantees (except for the payment of fees and expenses of the Trustee under Section 7.07) made by or on behalf of such Guarantor shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents (or such payment shall be duly provided for to the satisfaction of the holders of the Guarantor Senior Debt of any Guarantor) of all existing and future Obligations on the Guarantor Senior Debt of such Guarantor; that the subordination is for the benefit of, and shall be enforceable directly by the holders of Guarantor Senior Debt of any Guarantor and that each holder of Guarantor Senior Debt of any Guarantor whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Guarantor Senior Debt of any Guarantor in reliance upon the covenants and provisions contained in this Indenture and the Guarantees.

        This Section 12.08 and the following Sections 12.09 through 12.22 of this Article 12 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Guarantor Senior Debt of any Guarantor and, to the extent set forth in this Section 12.09, holders of Designated Guarantor Senior Debt; and such provisions are made for the benefit of the holders of Guarantor Senior Debt of each Guarantor and, to the extent set forth in Section 12.09, holders of Designated Guarantor Senior Debt; and such holders (to such extent) are made obligees hereunder and they or each of them may enforce such provisions.



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SECTION 12.09. NO PAYMENT ON GUARANTEES IN CERTAIN CIRCUMSTANCES.

        (a) If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on or any other amounts owing with respect to any Guarantor Senior Debt, no payment of any kind or character (except for guarantees of Permitted Securities on the same basis as the Guarantees) shall be made by any Guarantor or any other Person on behalf of such Guarantor with respect to any Obligations on the Securities or under the Guarantees or to acquire any of the Securities for cash or property or otherwise. In addition, if any other event of default occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Securities or would arise upon the passage of time as a result of such payment) with respect to an Designated Guarantor Senior Debt (as such event of default is defined in the instrument creating or evidencing such Designated Guarantor Senior Debt) and such event of default permits the holders of such Designated Guarantor Senior Debt then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Designated Guarantor Senior Debt gives a Default Notice to the Company, the Guarantors and the Trustee, then, unless and until all events of default have been cured or waived or have ceased to exist or the Company, the Guarantors and the Trustee receive notice from the Representative for the respective issue of Designated Guarantor Senior Debt terminating the Blockage Period, neither the Guarantors nor any other Person on behalf of the Guarantors shall make any payment of any kind or character (except for guarantees of Permitted Securities on the same basis as the Guarantees) with respect to any Obligations of a Guarantor on the Securities or under the Guarantees or to acquire any of the Securities for cash or property or otherwise. Notwithstanding anything herein to the contrary, in no event will a Blockage Period extend beyond 180 days from the date the payment on the Securities was due and only one such Blockage Period may be commenced within any 360 consecutive days. For all purposes of this Section 12.09(a), no event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Designated Guarantor Senior Debt initiating such Blockage Period shall be, or be made, the basis for the commencement of a second Blockage Period by the Representative of such Designated Guarantor Senior Debt, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that in either case, would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

        (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder of a Guarantee when such payment is prohibited by Section 12.09(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Debt held by such holders) or their respective Representatives, as their respective interests may appear. The Trustee shall be



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entitled to rely on information regarding amounts then due and owing on the
Guarantor Senior Debt, if any, received from the holders of Guarantor Senior Debt (or their Representatives) or, if such information is not received from such holders or their Representatives, from the Company or the Guarantors and only amounts included in the information provided to the Trustee shall be paid to the holders of Guarantor Senior Debt.

        Nothing contained in this Article 12 shall limit the right of the Trustee or the Holders of Securities to any action to accelerate the maturity of the Securities pursuant to Section 6.02 or to pursue any rights or remedies hereunder; provided that all Guarantor Senior Debt thereafter due or declared to be due shall first be paid in full in cash or Cash Equivalents before the Holders are entitled to receive any payment with respect to Obligations on the Guarantees.

SECTION 12.10. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

        (a) Upon any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshalling of assets of any Guarantor or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to any Guarantor or its property, whether voluntary or involuntary, all Obligations due or to become due upon ail Guarantor Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of the Guarantor Senior Debt, before any payment or distribution of any kind or character is made on account of any Obligations of a Guarantor on the Guarantees, or for the acquisition of any of the Securities for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment, or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Guarantees or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Guarantors or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Guarantees or by the Trustee under this Indenture if received by them, directly to the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Debt.

        (b) To the extent any payment of Guarantor Senior Debt (whether by or on behalf of a Guarantor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under



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any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Guarantor Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

        (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of a Guarantor of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by Section 12.10(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amount of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Debt.

        (d) The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in
Section 12.05 as if the Guarantor were the Company and as long as permitted under the terms of the Guarantor Senior Debt shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.10 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume such Guarantor's obligations hereunder in accordance with Section 12.05 as if the Guarantor were the Company.

SECTION 12.11. PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

        Nothing contained in this Article 12 or elsewhere in this Indenture shall prevent (i) a Guarantor, except under the conditions described in Sections
12.08 and 12.09, from making payments at any time for the purpose of making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by Sections
12.08 and 12.09, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal on, and interest on, the Securities to the Holders entitled thereto unless, at least one Business Day prior to the date upon which such payment would otherwise become due and Payable, the Trustee shall have actually received the written notice provided for in Section 12.09(a) or in Section 12.16. The Guarantor shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of any Guarantor.



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SECTION 12.12. SUBROGATION.

        Subject to the payment in full in cash or Cash Equivalents of all Guarantor Senior Debt, the Holders of the Guarantees shall be subrogated to the rights of the holders of Guarantor Senior Debt to receive payments or distributions of cash, property or securities of a Guarantor applicable to the Guarantor Senior Debt until the Securities shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Guarantor Senior Debt by or on behalf of any Guarantor or by or on behalf of the holders of the Guarantees by virtue of this Article 12 which otherwise would have been made to such holders shall, as between such Guarantor and the holders of the Guarantees, be deemed to be a payment by such Guarantor to or on account of the Guarantor Senior Debt.

SECTION 12.13. GUARANTEE PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

        The subordination provisions of this Article 12 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Debt of each Guarantor and, to the extent set forth in Section 12.09, holders of Designated Guarantor Senior Debt on the other hand. Nothing contained in this Article 12 or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among each Guarantor, its creditors other than holders of its Guarantor Senior Debt and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its obligations under its Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Guarantor of the Holders of the Securities and creditors of such Guarantor other than the holders of the Guarantor Senior Debt of such Guarantor; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under the subordination provisions of this Article 12 of the holders of Guarantor Senior Debt of the Guarantors hereunder and, to the extent set forth in Section 12.09, holders of Designated Guarantor Senior Debt on the other hand (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Guarantor referred to in Section 12.10, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 12.09, to prevent any parent prohibited by such Section or enforce their rights pursuant to Section 12.09(c).

        The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article 12 shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.



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SECTION 12.14. TRUSTEE TO EFFECTUATE SUBORDINATION OF OBLIGATIONS UNDER THE
               GUARANTEE.

        Each Holder of a Security by its acceptance of such Security authorizes and expressly directs the Trustee to take on behalf of such Holder of Securities such action as may be necessary or appropriate to effectuate as between the holders of Guarantor Senior Debt and Holders of Guarantees, the subordination provided in this Article 12, and appoints the Trustee its attorney-in-fact to act for it and on its behalf for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its Guarantees and accrued interest in the form required in those proceedings.

SECTION 12.15. NO WAIVER OF GUARANTEE SUBORDINATION PROVISIONS.

        No right of any present or future holder of any Guarantor Senior Debt of any Guarantor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Guarantor with the terms of this Indenture, regardless of any knowledge thereof any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Debt of any Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article 12 or the obligations hereunder of the Holders of the Guarantees to the holders of such Guarantor Senior Debt, do any one or more of the following:(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Debt or any Senior Debt as to which such Guarantor Senior Debt relates, or otherwise amend or supplement in any manner such Guarantor Senior Debt or any Senior Debt to which such Guarantor Senior Debt relates; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Debt or any Senior Debt as to which such Guarantor Senior Debt relates; (3) release any person liable in any manner for the collection or payment of such Guarantor Senior Debt or any Senior Debt as to which such Guarantor Senior Debt relates; and (4) exercise or refrain from exercising any rights against such Guarantor and any other Person.

SECTION 12.16. GUARANTORS TO GIVE NOTICE TO TRUSTEE.

        The Company and each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 12. Notwithstanding the subordination provisions of this Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Guarantor Senior Debt or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company, such Guarantor or from a holder of Guarantor Senior Debt or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist. In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Debt of any Guarantor to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Debt of each Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.17. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT
               REGARDING DISSOLUTION, ETC., OF GUARANTORS.

        Upon an payment or distribution of assets of a Guarantor referred to in this Article 12, the Trustee, subject to the provisions of Article 7 hereof, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such bankruptcy, liquidation, reorganization, dissolution or winding-up proceeding are pending or, upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Guarantees, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Debt of such Guarantor and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other acts pertinent thereto or to this Article 12.

SECTION 12.18. RIGHTS OF TRUSTEE AS A HOLDER OF GUARANTOR SENIOR DEBT;
               PRESERVATION OF TRUSTEE'S RIGHT.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 12 with respect to any Guarantor Senior Debt of any Guarantor which may at any time be held by the Trustee, to the same extent as any other holder of such Guarantor Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this
Article 12 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 12.19. NO SUSPENSION OF REMEDIES.

        Nothing contained in this Article 12 shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article 6 or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article 12 of the holders, from time to time, of Guarantor Senior Debt of the Guarantors.

SECTION 12.20. TRUSTEE'S RELATION TO GUARANTOR SENIOR DEBT.

        The Trustee and any agent of the Guarantor or the Trustee shall be entitled to all the rights set forth in this Article 12 with respect to any Guarantor Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of the Guarantor Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Debt shall be entitled by virtue of this Article 12 or otherwise.

        With respect to the holders of Guarantor Senior Debt, the Trustee undertakes to perform or to observe only such of its duties, covenants, responsibilities and obligations as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Guarantor Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary or other duty to the holders of Guarantor Senior Debt.

        Whenever a distribution is to be made or a notice given to holders or owners of Guarantor Senior Debt, the distribution may be made and the notice may be given to their Representative, if any.

SECTION 12.21. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE
               GUARANTORS OR HOLDERS OF GUARANTOR SENIOR DEBT.

        No right of any present or future holders of any Guarantor Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantors or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantors with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this

Article 12 or the obligations hereunder of the Holders of the Securities to the holders of the Guarantor Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Debt, or otherwise amend or supplement in any manner Guarantor Senior Debt, or any instrument evidencing the same or any agreement under which Guarantor Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Guarantor Senior Debt; and (iv) exercise or refrain from exercising any rights against the Guarantors and any other Person.

SECTION 12.22. THIS ARTICLE 12 NOT TO PREVENT EVENTS OF DEFAULT.

        The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article 12 will not be construed as preventing the occurrence of an Event of Default.

        IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its duly authorized officers as of the date first above written.

                                   THE COMPANY

                                   THE ACKERLEY GROUP, INC.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                        Senior Vice President and Chief
                                            Information Officer, Assistant
                                            Secretary and Controller


                                   THE GUARANTORS

                                   ACKERLEY AIRPORT
                                          ADVERTISING, INC.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                        Assistant Secretary



                             (signatures continued)

                                   ACKERLEY COMMUNICATIONS OF
                                     MASSACHUSETTS, INC.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                        Assistant Secretary


                                   AK MEDIA GROUP, INC.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                        Assistant Secretary


                                   CENTRAL NEW YORK NEWS, INC.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                        Assistant Secretary


                                   KVOS TV, LTD.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                          Assistant Secretary


                                   T.C. AVIATION, INC.


                                   By:
                                        ----------------------------------------
                                        Keith W. Ritzmann
                                        Assistant Secretary



                             (signatures continued)

                                   THE TRUSTEE

                                   THE BANK OF NEW YORK


                                   By:
                                        ----------------------------------------

                                   Title:
                                          --------------------------------------